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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-8726                 58-1550825
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 27, 2006, RPC, Inc. issued a press release titled "RPC, Inc. to Present at the Burkenroad Reports 10th Annual Investment Conference" that announced a presentation RPC plans to make on Friday, April 28, 2006 at 10:30 A.M. Central Daylight Time.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit 99 - Press Release dated April 27, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RPC, Inc.

Date:  April 27, 2006                      /s/ BEN M. PALMER
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                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer


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